                                                                    Exhibit 25.1


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549
                               -------------------

                                   FORM T - 1

                    STATEMENT OF ELIGIBILITY UNDER THE TRUST
                     INDENTURE ACT OF 1939 OF A CORPORATION
                          DESIGNATED TO ACT AS TRUSTEE

                                -------------------

                CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY
             OF A TRUSTEE PURSUANT TO SECTION 305 (b) (2) _________

                      U.S. BANK TRUST NATIONAL ASSOCIATION
               (Exact name of trustee as specified in its charter)

                                   13-3781471
                               (I. R. S. Employer
                               Identification No.)


                  100 Wall Street, New York, NY                 10005
            (Address of principal executive offices)        (Zip Code)

                                -------------------

                            FOR INFORMATION, CONTACT:
                       Patrick J. Crowley, Vice President
                      U.S. Bank Trust National Association
                           100 Wall Street, 16th Floor
                               New York, NY 10005
                            Telephone: (212) 361-2505

                                     UBS AG
               (Exact name of obligor as specified in its charter)

                  Switzerland                                 98-0186363
            (State or other jurisdiction of                 (I. R. S. Employer
            incorporation or organization)                  Identification No.)

            Bahnhofstrasse 45, Zurich, Switzerland and
            Aeschenvorstadt 1, Basel, Switzerland

 (Address of principal executive offices)                   (Zip Code)

                               -------------------
                                 DEBT SECURITIES
                       (Title of the indenture securities)

Item 1. GENERAL INFORMATION.

      Furnish the following information as to the trustee - -

      (a) Name and address of each examining or supervising authority to which it is subject.

                        Name                                Address

                  Comptroller of the Currency               Washington, D. C.

      (b)   Whether it is authorized to exercise corporate trust powers.

            Yes.

Item 2. AFFILIATIONS WITH THE OBLIGOR.

      If the obligor is an affiliate of the trustee, describe each such affiliation.

            None.

Item 16. LIST OF EXHIBITS.

      Exhibit 1. Articles of Association of U.S. Bank Trust National
                 Association, incorporated herein by reference to Exhibit 1 of Form T-1, Registration No. 022-22485.

      Exhibit 2. Certificate of Authority to Commence Business for First
                 Trust of New York, National Association now known as U.S. Bank Trust National Association, incorporated herein by reference to
                 Exhibit 2 of Form T-1, Registration No. 022-22485.

      Exhibit 3. Authorization to exercise corporate trust powers for U.S.
                 Bank Trust National Association, incorporated herein by reference to Exhibit 3 of Form T-1, Registration No. 022-22485.

      Exhibit 4. By-Laws of U.S. Bank Trust National Association,
                 incorporated herein by reference to Exhibit 4 of Form T-1, Registration No. 022-22485.

      Exhibit 5. Not applicable.

      Exhibit 6. Consent of First Trust of New York, National Association now
                 known as U.S. Bank Trust National Association, required by
                 Section 321(b) of the Act, incorporated herein by reference to
                 Exhibit 6 of Form T-1, Registration No. 022-22485.

      Exhibit 7. Report of Condition of U.S. Bank Trust National Association,
                 as of the close of business on June 30, 2001, published pursuant to law or the requirements of its supervising or examining authority.

      Exhibit 8. Not applicable.

      Exhibit 9.  Not applicable.



                                    SIGNATURE


            Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, U.S. Bank Trust National Association, a national banking association organized and existing under the laws of the United States, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 29th day of August, 2001.

                                          U.S. BANK TRUST
                                          NATIONAL ASSOCIATION



                                    By:  /s/ David J. Kolibachuk
                                         -----------------------
                                             David J. Kolibachuk
                                             Vice President

                                                                       Exhibit 7

                      U.S. BANK TRUST NATIONAL ASSOCIATION
                        STATEMENT OF FINANCIAL CONDITION
                                 AS OF 6/30/2001

                                    ($000'S)

                                                     6/30/2001
                                                     ---------
ASSETS
   Cash and Due From Depository Institutions          $ 71,287
   Fixed Assets                                            459
   Intangible Assets                                    52,475
   Other Assets                                         12,767
                                                      --------
      TOTAL ASSETS                                    $126,988


LIABILITIES
   Other Liabilities                                  $ 10,979
                                                      --------
   TOTAL LIABILITIES                                  $ 10,979

EQUITY
   Common and Preferred Stock                         $  1,000
   Surplus                                             120,932
   Undivided Profits                                    (5,923)
                                                      --------
      TOTAL EQUITY CAPITAL                            $116,009

TOTAL LIABILITIES AND EQUITY CAPITAL                  $126,988

---------------------------

To the best of the undersigned's determination, as of this date the above financial information is true and correct.


U.S. Bank Trust National Association



By:  /s/ David J. Kolibachuk
     -----------------------
     Vice President

Date:  August 29, 2001